UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10573

ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    April 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

Alliance National Municipal Income Fund

Semi-Annual Report

April 30, 2006

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The Fund's Board of Directors approved amended and restated by-laws for the Fund effective April 1, 2006. The by-laws are an exhibit to the Fund's most recently filed report on Form N-SAR, which is on file with the SEC and may be accessed via the SEC's website which is at www.sec.gov. A copy is also available upon written request to the Secretary of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 15, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for Alliance National Municipal Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AFB".

Investment Objective and Policies

The Fund is a closed-end management investment company that seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax. The Fund will normally invest at least 80% of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax ("AMT"), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 26.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2006.

The Fund outperformed its benchmark, the LB Municipal Index, during both the six- and 12-month periods ended April 30, 2006. The Fund's stronger relative performance during the six-month period under review was largely the result of security selection in the insured, pre-refunded and special tax sectors. In addition, the Fund's leveraged structure aided its performance.

Market Review and Investment Strategy

From April 2005 through the end of April 2006, the U.S. Federal Reserve (the "Fed") raised the target for the Federal funds rate from 2.75% to 4.75%; 0.75% of that increase was since October 2005. In response to the Fed's actions, the yields for most maturities of domestic bonds increased. Municipal bond yields increased less than U.S. Treasury bond yields. For example, during the six-month reporting period, 10-year municipal yields increased 0.16% and 30-year municipal yields actually declined 0.06%. Over the same time period, 10-year and 30-year U.S. Treasury bond yields rose 0.50% and 0.46%, respectively. The outperformance for municipal bonds largely resulted from relatively light supply--the amount of bonds issued in the first quarter of 2006 was down 29% from the first quarter of 2005. Municipal bond prices have also


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 1


been supported by ongoing demand from a diverse set of investors including traditional buyers such as U.S. individuals, as well as relatively newer municipal market participants, such as hedge funds and other institutional leveraged investors. The municipal market showed similar relative performance over the 12-month period as over the six-month period ended April 30, 2006. For the 12-month period, despite 10-year U.S. Treasury yields increasing 0.85% and 30-year U.S. Treasury yields increasing 0.66%, 10-year and 30-year municipal yields rose 0.51% and 0.16%, respectively.

The market for lower-credit quality, or high yield, municipal bonds continues to post even stronger returns than the general municipal market. The LB High Yield Municipal Index returned 5.23% and 7.46% over the six- and 12-month periods ended April 30, 2006, respectively. This compares to 1.56% and 2.16% for the same periods for the LB Municipal Bond Index, which represents the overall general market for investment-grade municipal bonds. The strong performance for lower-credit quality municipal bonds was in part due to the relatively favorable credit environment, but of more importance, due to the continued, very strong demand for higher-yielding bonds. According to AMG Data, a provider of mutual fund money flow and holdings data, new money into high yield municipal bond mutual funds accounted for approximately 40% of the flow in municipal bond mutual funds during the first quarter of 2006. By comparison, high yield bonds currently represent about 4% of the outstanding supply of municipal bonds.

During the past year, the Municipal Bond Investment Team's (the "team's") strategy has remained consistent. Given that interest rates are still relatively low compared to the level of inflation, the team continues to maintain less interest rate exposure in the Fund relative to that of the Fund's benchmark. Also, because high yield municipals have displayed such strong performance, the team has reduced the Fund's exposure to such holdings, and further diversified the Fund's remaining holdings. Recently, as market conditions allow, the team has also been selling longer-maturity holdings and replacing them with bonds with shorter maturities. In the team's view, these shorter-maturity holdings should outperform longer-maturity bonds if rates rise and the difference between long and short yields increases.


2 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance National Municipal Income Fund Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "AllianceNA." The Fund's NYSE trading symbol is "AFB." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 42.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade ("junk bonds"). These securities involve greater volatility and risk than higher-quality fixed-income securities.

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                              Returns
THE FUND VS. ITS BENCHMARK                          ---------------------------
PERIODS ENDED APRIL 30, 2006                          6 Months      12 Months
-------------------------------------------------------------------------------
   Alliance National Municipal Income Fund (NAV)        2.74%          4.09%
-------------------------------------------------------------------------------
   LB Municipal Index                                   1.56%          2.16%
-------------------------------------------------------------------------------
   The Fund's Market Price per share on April 30, 2006 was $16.00. The Fund's Net Asset Value Price per share on April 30, 2006 was $15.29. For additional Financial Highlights, please see page 30.


See Historical Performance and Benchmark disclosures on previous page.


4 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $313.3


[PIE CHART OMITTED]


QUALITY RATING DISTRIBUTION*
[ ] 64.6%  AAA
[ ] 12.5%  AA
[ ]  9.6%  A
[ ]  8.5%  BBB
[ ]  4.6%  BB
[ ]  0.2%  B


* All data are as of April 30, 2006. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

MUNICIPAL BONDS-159.6%

Long-Term Municipal Bonds-159.1%
Alabama-7.5%
Huntsville Hlth Care Auth
   (Huntsville Hosp Sys) Ser 02B
   5.75%, 6/01/32                               $ 6,000     $  6,349,440
Jefferson Cnty
   Ltd Oblig Sch Warrants Ser 04A
   5.25%, 1/01/23                                 1,275        1,325,413
Jefferson Cnty Swr Rev
   FGIC Ser 99A
   5.375%, 2/01/36                                7,405        7,798,354
Marshall Cnty Hlth Care Auth
   (Marshall Cnty Med Ctr) Ser 02A
   5.75%, 1/01/32                                 2,500        2,587,750
   (Marshall Cnty Med Ctr) Ser 02D
   5.75%, 1/01/32                                 3,000        3,107,010
Montgomery Spl Care Facs Fin Auth Rev
   (Baptist Health) Ser 04C
   5.125%, 11/15/24                               1,500        1,517,025
   5.25%, 11/15/29                                  810          877,100
                                                            ------------
                                                              23,562,092

Alaska-1.8%
Alaska Intl Arpt Rev
   MBIA Ser 03B
   5.00%, 10/01/26                                1,000        1,029,900
Alaska Mun Bd Bk Auth
   MBIA Ser 04G
   5.00%, 2/15/24                                 1,345        1,387,771
Anchorage Waste Wtr Rev
   MBIA Ser 04
   5.125%, 5/01/29                                  750          779,137
Four Dam Pool Elec Rev
   Ser 04
   5.00%, 7/01/24                                 1,035        1,050,867
   5.25%, 7/01/26                                 1,385        1,414,390
                                                            ------------
                                                               5,662,065

Arkansas-1.4%
Arkansas Dev Fin Auth SFMR
   (Mtg Rev) GNMA Ser 02A
   5.30%, 7/01/34                                 4,430        4,485,995


6 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

California-8.3%
California GO
   Ser 02
   5.25%, 4/01/30                               $ 1,000     $  1,037,980
   Ser 04
   5.25%, 4/01/29                                 2,000        2,086,660
Chula Vista IDR
   (San Diego Gas) Ser 96A
   5.30%, 7/01/21                                 4,000        4,200,320
Coachella Valley Uni Sch Dist
   MBIA Ser 03
   5.00%, 9/01/31                                 1,000        1,024,580
Hartnell Comm College
   MBIA Ser 03A
   5.00%, 8/01/27                                 1,155        1,236,705
La Quinta Fin Auth Loc Agy Rev
   AMBAC Ser 04A
   5.25%, 9/01/24                                 2,000        2,120,200
Los Angeles Cmnty Redev Agy
   Ser 04L
   5.00%, 3/01/18                                 1,715        1,696,786
Los Angeles Regl Arpts
   (Laxfuel Corp) AMBAC Ser 01 AMT
   5.50%, 1/01/32                                 9,500        9,868,505
San Rafael Elem Sch Dist
   FSA Ser 03A
   5.00%, 8/01/28                                 2,820        2,877,359
                                                            ------------
                                                              26,149,095

Colorado-4.4%
Avon Hsg Auth MFHR
   (Buffalo Ridge II Proj) GNMA Ser 02A AMT
   5.70%, 10/20/43                                4,950        5,081,571
Colorado Ed & Cult Facs Auth Rev
   (Knowledge Quest Charter Sch) Ser 05
   6.50%, 5/01/36                                   500          500,665
Colorado Hlth Facs Auth Rev
   (Parkview Med Ctr) Ser 04
   5.00%, 9/01/25                                 1,800        1,806,444
Denver City & Cnty MFHR
   (Clyburn Stapleton Proj) GNMA Ser 02 AMT
   5.50%, 12/20/43                                2,155        2,181,657
Northwest Metro Dist No 3
   (Ltd Tax) Ser 05
   6.125%, 12/01/25                                 500          521,370
Park Creek Metro Dist Rev
   (Ref-Sr-Ltd Tax Ppty Tax) Ser 05
   5.25%, 12/01/25                                1,840        1,870,526
   5.50%, 12/01/30                                  890          911,520


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 7


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

Todd Creek Farms Metro Dist No 1 Wtr Rev
   (Ref & Impt) Ser 04
   6.125%, 12/01/19                             $   780     $    778,417
                                                            ------------
                                                              13,652,170

District Of Columbia-1.2%
District of Columbia Spl Tax Rev
   (Gallery Place Proj) Ser 02 FSA
   5.40%, 7/01/31                                 3,500        3,673,390

Florida-23.5%
Beacon Tradeport CDD
   Ser 02B
   7.25%, 5/01/33                                 5,550        5,890,160
Brevard Cnty HFA SFMR
   (Mtg Rev) GNMA Ser 02C AMT
   5.40%, 3/01/33                                   945          952,305
Collier Cnty CFD
   (Fiddler's Creek) Ser 02A
   6.875%, 5/01/33                                2,950        3,080,272
   (Fiddler's Creek) Ser 02B
   6.625%, 5/01/33                                2,215        2,284,662
Dade Cnty Arpt Rev
   (Miami Int'l Arpt) FGIC Ser 02 AMT
   5.375%, 10/01/32                               6,040        6,280,090
Florida Ed & Athletic Fac
   (FSU Finl Assist) AMBAC Ser 02
   5.00%, 10/01/31                                5,000        5,140,500
Florida Hsg Fin Corp MFHR
   (Westminster Apts) FSA Ser 02E-1 AMT
   5.40%, 4/01/42                                 3,000        3,052,950
Hamal CDD
   (Hamal) Ser 01
   6.75%, 5/01/31                                 2,460        2,577,096
Jacksonville Wtr & Swr Sys Rev
   (Jacksonville Elec) MBIA Ser 02A
   5.50%, 10/01/41(a)                            20,000       20,308,200
Lee Cnty Arpt Rev
   (Southwest FL Intl) FSA Ser 00A AMT
   5.75%, 10/01/22-10/01/25                       9,500       10,130,835
Lee Cnty CDD
   (Miromar Lakes) Ser 00A
   7.25%, 5/01/12                                 1,490        1,559,821
Lee Cnty IDA Hlth Fac
   (Shell Point Village) Ser 99A
   5.50%, 11/15/29                                2,500        2,522,525
Lee Cnty Trans Fac
   (Sanibel Brdgs & Causway) CIFG Ser 05B
   5.00%, 10/01/30                                1,700        1,764,566
Miami Beach Hlth Facs Hosp Rev
   (Mount Sinai Med Ctr) Ser 04
   6.75%, 11/15/24                                2,000        2,218,060


8 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

Midtown Miami CDD
   Ser 04A
   6.00%, 5/01/24                               $ 2,500     $  2,650,075
Orange Cnty Hlth Facs Hosp Rev
   (Orlando Regional) Ser 02
   5.75%, 12/01/32                                1,400        1,547,238
Pinellas Cnty HFA SFMR
   (Mtg Rev) GNMA/FNMA Ser 02A AMT
   5.40%, 3/01/32                                   830          837,777
Village CDD
   Ser 03A
   6.00%, 5/01/22                                   875          908,836
                                                            ------------
                                                              73,705,968

Georgia-2.3%
Cartersville Dev Auth
   (Anheuser Busch Proj) Ser 02 AMT
   5.95%, 2/01/32                                 2,510        2,708,039
Georgia HFA SFMR
   (Mtg Rev) Ser 02A-2 AMT
   5.60%, 12/01/32                                4,510        4,586,129
                                                            ------------
                                                               7,294,168

Hawaii-0.6%
Hawaii St Elec Rev
   XLCA Ser 03B AMT
   5.00%, 12/01/22                                2,000        2,034,980

Illinois-20.2%
Bolingbrook GO
   FGIC Ser 02A
   5.375%, 1/01/38                                5,000        5,218,700
Chicago Arpt Rev
   (O'Hare Int'l Arpt) MBIA Ser 02A AMT
   5.375%, 1/01/32                               15,000       15,482,100
   (O'Hare Int'l Arpt) XLCA Ser 03B-1
   5.25%, 1/01/34                                 1,760        1,834,202
Chicago GO
   FGIC Ser 00C Prerefunded
   5.50%, 1/01/40                                 9,135        9,841,684
   FGIC Ser 00C Unrefunded
   5.50%, 1/01/40                                 5,450        5,739,940
Chicago Parking Rev
   (Lakefront Millennium) MBIA Ser 98
   5.125%, 1/01/28                                8,600        8,830,480
Chicago Sales Tax Rev
   FGIC Ser 98
   5.25%, 1/01/28                                 5,710        5,905,510
Cook Cnty Sch Dist
   FSA Ser 04
   4.60%, 12/01/20(b)                             1,000          944,620


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 9


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

Gilberts Special Service Area No 15 Spl Tax
   (Gilberts Town Ctr Proj) Ser 05
   6.00%, 3/01/28                               $ 2,766     $  2,745,476
Illinois Fin Auth Rev
   (Inst of Technology) Ser 06A
   5.00%, 4/01/31                                   885          890,460
Manhattan
   No. 04-1 (Brookstone Springs Proj) Ser 05
   5.875%, 3/01/28                                1,875        1,888,838
Met Pier & Expo Auth
   (McCormick Place) MBIA Ser 02A
   5.25%, 6/15/42                                 3,750        3,917,137
                                                            ------------
                                                              63,239,147

Indiana-5.2%
Hendricks Cnty Ind Bldg Facs Corp
   (First Mtg) Ser 04
   5.50%, 7/15/22                                 1,105        1,196,825
Indiana HFA SFMR
   (Mtg Rev) GNMA/FNMA Ser 02 AMT
   5.55%, 7/01/32                                 2,250        2,285,820
Indiana St Dev Fin Auth Rev
   (Exempt Facs Inland Steel) Ser 97
   5.75%, 10/01/11                                2,060        2,097,863
Indianapolis Pub Improv Bd
   MBIA Ser 02A
   5.25%, 7/01/33                                10,000       10,772,200
                                                            ------------
                                                              16,352,708

Iowa-0.2%
Iowa Fin Auth SFMR
   (Mtg Rev) GNMA/FNMA Ser 02A AMT
   5.40%, 7/01/32                                   595          599,748

Louisiana-1.5%
Calcasieu Parish SFMR
   (Mtg Rev) GNMA/FNMA Ser 02A
   6.05%, 4/01/33                                   410          424,547
Louisiana HFA SFMR
   (Mtg Rev) GNMA Ser 02C AMT
   5.60%, 6/01/33                                 1,580        1,603,605
New Orleans GO
   MBIA Ser 05
   5.00%, 12/01/29                                2,700        2,738,907
                                                            ------------
                                                               4,767,059

Massachusetts-3.1%
Massachusetts GO
   Ser 02C Prerefunded
   5.25%, 11/01/30                                1,780        1,914,586
   Ser 02C Unrefunded
   5.25%, 11/01/30                                3,220        3,463,464


10 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

Massachusetts Hlth & Ed Fac Hosp Rev
   (Berkshire Hlth Sys) Asset Gty RADIAN
   Ser 01E
   5.70%, 10/01/25                              $ 2,000     $  2,155,720
   (Cape Cod Hlth Care) Asset Gty RADIAN
   Ser 01C
   5.25%, 11/15/31                                2,100        2,185,449
                                                            ------------
                                                               9,719,219

Michigan-5.0%
Detroit Dev Fin Auth
   (Daimler Chrysler Plant) Ser 98A
   5.50%, 5/01/21                                 1,615        1,503,097
Kent Hosp Fin Auth
   (Met Hosp Proj) Ser 05A
   5.75%, 7/01/25                                   770          811,395
Michigan State Hosp Fin Auth
   (Marquette Gen Hosp Oblig Grp) Ser 05A
   5.00%, 5/15/26                                 1,215        1,205,863
Michigan Strategic
   (Detroit Edison Co Proj) XLCA Ser 02 AMT
   5.45%, 12/15/32                                5,000        5,251,450
Plymouth Ed Ctr Charter Sch Pub Sch Academy
   Rev Ref
   Ser 05
   5.125%, 11/01/23                               2,140        2,092,278
Saginaw Hosp Fin Auth Hosp Rev
   (Covenant Med Ctr) Ser 00F
   6.50%, 7/01/30                                 4,410        4,816,205
                                                            ------------
                                                              15,680,288

Minnesota-0.2%
St Paul Hsg & Redev Auth Hosp Rev
   (Hlth East Proj) Ser 05
   6.00%, 11/15/25                                  500          538,650

Missouri-0.5%
Missouri SFMR
   (Mtg Rev) GNMA/FNMA Ser 02A-1 AMT
   5.58%, 9/01/32                                 1,530        1,559,147

Nevada-15.5%
Carson City Hosp Rev
   (Carson-Tahoe Hosp Proj) RADIAN Ser 03A
   5.00%, 9/01/23                                 2,600        2,631,642
Clark Cnty Arpt Rev
   FGIC Ser 01B
   5.25%, 7/01/34                                11,920       12,762,863
Nevada Dept Bus & Ind
   (Las Vegas Monorail Proj) AMBAC Ser 00
   5.625%, 1/01/32                               11,720       12,560,559


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 11


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

Reno Cap Improvement Rev
   Unrefunded FGIC Ser 02
   5.375%, 6/01/32                              $ 2,790     $  2,954,526
   FGIC Ser 02
   5.375%, 6/01/32                                4,710        5,101,118
Truckee Meadows Wtr Auth
   FSA Ser 01A
   5.25%, 7/01/34                                12,000       12,415,200
                                                            ------------
                                                              48,425,908

New Hampshire-1.4%
New Hampshire Hlth & Ed Fac Hosp Rev
   (Covenant Med Ctr) Ser 02
   6.125%, 7/01/31                                4,200        4,511,262

New Jersey-1.9%
Morris Union Jointure Commn COP
   RADIAN Ser 04
   5.00%, 5/01/24                                 5,185        5,313,329
New Jersey Eco Dev Auth Rev
   (Sch Facs Constr) Ser 05O
   5.25%, 3/01/25                                   500          525,180
                                                            ------------
                                                               5,838,509

New York-2.1%
Erie Cnty IDA
   (City of Buffalo Proj) FSA Ser 04
   5.75%, 5/01/23                                 4,100        4,563,095
New York City GO
   Ser 04G
   5.00%, 12/01/23                                1,600        1,648,320
New York State HFA
   (Eco Dev & Hsg) FGIC Ser 05A
   5.00%, 9/15/25                                   300          313,083
                                                            ------------
                                                               6,524,498

North Carolina-0.6%
Charlotte Arpt Rev
   MBIA Ser 04A
   5.25%, 7/01/24                                 1,895        2,006,995

North Dakota-0.6%
North Dakota HFA SFMR
   (Mtg Rev) Ser 02A AMT
   5.65%, 1/01/34                                 1,705        1,732,894

Ohio-3.4%
Cuyahoga Cnty
   (Port Auth Rev) Ser 01
   7.35%, 12/01/31                                5,000        5,213,950
Fairfield Cnty Hosp Rev
   (Fairfield Med Ctr Proj) RADIAN Ser 03
   5.00%, 6/15/22-6/15/24                         3,955        4,021,998


12 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

Port Auth of Columbiana Cnty SWR
   (Apex Environmental Llc) Ser 04A AMT
   7.125%, 8/01/25                              $ 1,340     $  1,330,888
                                                            ------------
                                                              10,566,836

Oregon-1.1%
Forest Grove Rev
   (Ref & Campus Impt Pacific Proj A) RADIAN
   Ser 05A
   5.00%, 5/01/28                                 3,340        3,405,431

Pennsylvania-3.6%
Montgomery Cnty IDA Rev
   (Whitemarsh Con Care Proj) Ser 05
   6.00%, 2/01/21                                   875          922,040
Pennsylvania Parking Fac
   (30th St Station Garage Proj) ACA Ser 02A
   AMT
   5.875%, 6/01/33                                2,050        2,144,361
Pennsylvania Trpk Transp Rev
   AMBAC Ser 01
   5.00%, 7/15/41                                 2,000        2,130,560
Philadelphia Auth IDR
   (Leadership Learning Partners) Ser 05A
   5.25%, 7/01/24                                 1,150        1,104,058
Philadelphia Hosp Rev
   (Temple Univ Hosp) Ser 93A
   6.625%, 11/15/23                               3,000        3,005,010
Pittsburgh Pub Parking Auth
   FGIC Ser 05A
   5.00%, 12/01/25                                2,000        2,059,780
                                                            ------------
                                                              11,365,809

Rhode Island-1.3%
Rhode Island Hlth & Ed Bldg Corp
   (Times2 Academy) Ser 04
   5.00%, 12/15/24                                4,100        4,119,721

South Carolina-1.7%
Dorchester Cnty Sch Dist No 2
   Ser 06
   5.00%, 12/01/29                                  800          820,464
Newberry Investing in Childrens Ed
   (Newberry Cnty Sch Dist Proj) Ser 05
   5.00%, 12/01/27-12/01/30                       4,275        4,354,236
                                                            ------------
                                                               5,174,700

Tennessee-0.5%
Johnson City Hlth & Ed Facs Hosp Rev
   (First Mtg-MTN Sts Hlth) Ser 06A
   5.50%, 7/01/31                                 1,500        1,554,240


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 13


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

Texas-23.0%
Bexar Cnty Hsg Fin Corp MFHR
   (Doral Club & Sutton House Apts) MBIA
   Ser 01A
   5.55%, 10/01/36                             $ 14,995     $ 15,480,988
Brownwood ISD
   (Schl Bldg) FGIC Ser 05
   5.25%, 2/15/22-2/15/24                         3,510        3,738,072
Dallas-Fort Worth Arpt Rev
   (Int'l Arpt) FGIC Ser 01 AMT
   5.50%, 11/01/35                                6,500        6,739,655
Garza Cnty Pub Fac Corp
   Ser 05
   5.50%, 10/01/19                                  610          626,287
Gulf Coast Waste Disp Auth
   (Anheuser-Busch Proj) Ser 02 AMT
   5.90%, 4/01/36                                 9,000        9,527,580
Harris Cnty
   (Flood Ctl) Ser 03B
   5.00%, 10/01/23                                2,600        2,677,740
Harris Cnty Toll Road Rev
   FSA Ser 02
   5.125%, 8/15/32                                2,500        2,583,150
Hidalgo Cnty Hlth Svcs
   (Mission Hosp Inc Proj) Ser 05
   5.00%, 8/15/14-8/15/19                           765          768,150
Houston
   (Northeast Wtr Purification Proj) FGIC Ser 02
   5.125%, 3/01/32                                7,000        7,181,930
Lewisville Combination Contract
   (Spl Assmt Cap Impt Dist No 2) ACA Ser 05
   6.00%, 10/01/25                                  550          595,150
Matagorda Cnty Util Rev
   (Centerpoint Energy Proj) Ser 04
   5.60%, 3/01/27                                 1,000        1,029,740
Richardson Hosp Auth Rev
   (Richardson Regional) Ser 04
   5.875%, 12/01/24                               2,310        2,415,336
   6.00%, 12/01/19                                1,830        1,964,450
San Antonio Arpt Rev
   FGIC Ser 02A AMT
   5.25%, 7/01/27                                 5,250        5,408,235
Seguin High Ed Fac Rev
   (Texas Lutheran University Proj) Ser 04
   5.25%, 9/01/33                                 1,250        1,248,100
Texas GO
   Ser 02A AMT
   5.50%, 8/01/41                                 9,470        9,937,818
                                                            ------------
                                                              71,922,381


14 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------

Utah-0.8%
Davis Cnty Sales Tax Rev
   AMBAC Ser 03B
   5.25%, 10/01/23                              $ 1,000     $  1,054,860
Utah Hsg Corp MFHR
   (Bluffs Apts Proj) GNMA Ser 02A AMT
   5.60%, 7/20/30                                 1,480        1,538,090
                                                            ------------
                                                               2,592,950

Virginia-3.2%
Fauquier Cnty IDA Hosp Rev
   (Fauquier Hospital) Asset Gty Ser 02
   5.25%, 10/01/31                                8,500        8,785,515
Pocahontas Pkwy Assoc Toll Rd Rev
   (Cap Appreciation) Sr Ser 98B
   Zero Coupon, 8/15/15                           2,250        1,355,872
                                                            ------------
                                                              10,141,387

Washington-4.2%
King Cnty Swr Rev
   FSA Ser 02A
   5.25%, 1/01/32                                 3,000        3,108,120
Twenty-Fifth Ave Pptys
   (University of WA) MBIA Ser 02
   5.25%, 6/01/33                                 9,750       10,108,507
                                                           -------------
                                                              13,216,627

Wisconsin-7.3%
Wisconsin Hlth & Ed Fac Auth Rev
   (Bell Tower Residence Proj) Ser 05
   5.00%, 7/01/20-7/01/25                         1,485        1,491,744
Wisconsin Hlth & Ed Fac Hosp Rev
   (Ministry Hlth Care) MBIA Ser 02A
   5.25%, 2/15/32                                13,615       14,148,844
Wisconsin Hsg Auth SFMR
   (Mtg Rev) MBIA Ser 02A AMT
   5.60%, 5/01/33                                 4,885        5,076,150
   (Mtg Rev) Ser 02A AMT
   5.50%, 9/01/32                                 2,090        2,116,229
                                                            ------------
                                                              22,832,967

Total Long-Term Municipal Bonds
   (cost $477,070,958)                                       498,609,004

Short-Term Municipal Notes(c)-0.5%
Alaska-0.2%
Valdez Alaska Marine Term Rev
   (BP Pipe Lines Proj) Ser 03B
   3.81%, 7/01/37                                   500          500,000

Nevada-0.3%
Clark Cnty Nev Sch Dist
   Ser 01A
   3.78%, 6/15/21                                 1,000        1,000,000


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 15


                                                            U.S. $ Value
------------------------------------------------------------------------

Total Short-Term Municipal Notes
   (cost $1,500,000)                                        $  1,500,000
                                                            ------------

Total Investments-159.6%
   (cost $478,570,958)                                       500,109,004
Other assets less liabilities-2.6%                             8,162,950
Preferred stock, at redemption value-(62.2)%                (195,000,000)
                                                            ------------
Net Assets Applicable to Common
   Shareholders-100%(d)                                     $313,271,954
                                                            ============

INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                              Rate Type
                                         --------------------
                                         Payments    Payments
               Notional                   made by    received
     Swap       Amount    Termination       the       by the     Unrealized
 Counterparty    (000)        Date      Portfolio   Portfolio   Appreciation
============================================================================
Merrill Lynch  $ 9,000      11/01/19      3.896%       BMA*       $ 250,389
Merrill Lynch+   3,000       7/30/26      4.090%       BMA*         104,265
Merrill Lynch++  6,500       8/09/26      4.063%       BMA*         251,199

*     BMA (Bond Market Association)
+ Represents a forward interest rate swap whose effective date for the exchange of cash flows is July 30, 2006.
++ Represents a forward interest rate swap whose effective date for the exchange of cash flows is August 9, 2006.

(a) Represents entire or partial position segregated as collateral for interest rate swaps.
(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.


16 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Glossary of Terms:
ACA    - American Capital Access Financial Guaranty Corporation
AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax-(subject to)
CDD    - Community Development District
CFD    - Community Facilities District
CIFG   - CIFG Assurance North America, Inc.
COP    - Certificate of Participation
FGIC   - Financial Guaranty Insurance Company
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance, Inc.
GNMA   - Government National Mortgage Association
GO     - General Obligation
HFA    - Housing Finance Authority
IDA    - Industrial Development Authority
IDR    - Industrial Development Revenue
ISD    - Independent School District
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
RADIAN - Radian Group, Inc.
SFMR   - Single-Familty Mortgage Revenue
SWR    - Solid Waste Revenue
XLCA   - XL Capital Assurance

See notes to financial statements.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 17


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $478,570,958)   $ 500,109,004
Interest receivable                                           7,750,368
Unrealized appreciation of swap agreements                      605,853
Receivable for investment securities sold                       160,372
Receivable for capital stock sold                                62,559
                                                          -------------
Total assets                                                508,688,156
                                                          -------------
Liabilities
Due to custodian                                                 24,134
Advisory fee payable                                            167,164
Dividends payable--preferred shares                              87,031
Printing fee payable                                             44,753
Audit fee payable                                                37,993
Legal fee payable                                                28,071
Transfer Agent fee payable                                        7,656
Dividends payable--common shares                                  1,218
Accrued expenses and other liabilities                           18,182
                                                          -------------
Total liabilities                                               416,202
                                                          -------------
Preferred Stock, at redemption value
   $.001 par value per share; 7,800 shares
   Auction Preferred Stock authorized, issued and
   outstanding at $25,000 per share liquidation
   preference                                               195,000,000
                                                          -------------
Net Assets Applicable to Common Shareholders              $ 313,271,954
                                                          =============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
   1,999,992,200 shares authorized,
   20,491,401 shares issued and outstanding               $      20,491
Additional paid-in capital                                  290,583,514
Undistributed net investment income                           2,075,787
Accumulated net realized loss on investment transactions     (1,551,737)
Net unrealized appreciation of investments                   22,143,899
                                                          -------------
Net Assets Applicable to Common Shareholders              $ 313,271,954
                                                          =============
Net Asset Value Applicable to Common Shareholders
   (based on 20,491,401 common shares outstanding)               $15.29
                                                                 ======


See notes to financial statements.


18 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)

Investment Income
Interest                                             $ 13,048,952
Expenses
Advisory fee                            $  1,647,073
Auction Preferred Stock-auction
   agent's fees                              243,970
Custodian                                    100,166
Legal                                         37,617
Audit                                         33,765
Printing                                      20,494
Directors' fees and expenses                  17,794
Registration fees                             11,765
Transfer agency                                8,460
Miscellaneous                                 44,531
                                        ------------
Total expenses                             2,165,635
Less: expenses waived by the Adviser
   (see Note B)                             (633,490)
                                        ------------
Net expenses                                            1,532,145
                                                     ------------
Net investment income                                  11,516,807
                                                     ------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
   Investment transactions                               (149,934)
   Futures                                                370,705
   Swaps                                                   75,920
Net change in unrealized
   appreciation/depreciation of:
   Investments                                           (464,502)
   Futures                                               (394,085)
   Swaps                                                  422,286
                                                     ------------
Net loss on investment transactions                      (139,610)
                                                     ------------
Dividends to Auction Preferred
Shareholders from
Net investment income                                  (2,989,993)
                                                     ------------
Net Increase in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations                                   $  8,387,204
                                                     ============


See notes to financial statements.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 19


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                         Six Months Ended     Year Ended
                                          April 30, 2006      October 31,
                                            (unaudited)          2005
                                         ----------------  ----------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                     $   11,516,807    $   23,232,949
Net realized gain on investment
   transactions                                  296,691         1,561,795
Net change in unrealized
   appreciation/depreciation
   of investments                               (436,301)       (2,715,958)
Dividends to Auction Preferred
Shareholders from
Net investment income                         (2,989,993)       (4,071,990)
                                           -------------     -------------
Net increase in net assets applicable
   to Common Shareholders resulting
   from operations                             8,387,204        18,006,796
Dividends to Common
Shareholders from
Net investment income                        (10,136,700)      (20,389,780)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of Common Stock                      305,319                -0-
                                           -------------     -------------
Total decrease                                (1,444,177)       (2,382,984)
Net Assets Applicable to
Common Shareholders
Beginning of period                          314,716,131       317,099,115
                                           -------------     -------------
End of period (including undistributed
   net investment income of $2,075,787
   and $3,685,673, respectively)           $ 313,271,954     $ 314,716,131
                                           =============     =============


See notes to financial statements.


20 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A
Significant Accounting Policies

Alliance National Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 21


broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily


22 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.20% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.15% in year 7, 0.10% in year 8, and 0.05% in year 9. For the six months ended April 30, 2006, which is year 5 of operations, the amount of such fees waived was $633,490.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund.During the six months ended April 30, 2006, there was no reimbursement paid to ABIS.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006, were as follows:

                                                    Purchases        Sales
                                                  ------------   ------------
Investment securities (excluding
   U.S. government securities)                    $ 23,672,686   $ 23,201,365
U.S. government securities                                  -0-            -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation                                    $ 22,072,225
Gross unrealized depreciation                                        (534,179)
                                                                 ------------
Net unrealized appreciation                                      $ 21,538,046
                                                                 ============

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 23


by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D
Common Stock

There are 20,491,401 shares of common stock outstanding at April 30, 2006. During the six months ended April 30, 2006, the Fund issued 19,734 shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2005, the Fund did not issue any shares in connection with the Fund's reinvestment plan.


24 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


NOTE E
Preferred Stock

The Fund has authorized, issued and outstanding 7,800 shares of Auction Preferred Stock, consisting of 1,950 shares each of Series M, Series T, Series W and Series TH. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series M, T, W and TH. The dividend rate on the Series M is 3.60% effective through May 1, 2006. The dividend rate on the Series T is 3.60% effective through May 2, 2006. The dividend rate on the Series W is 3.60% effective through May 3, 2006. The dividend rate on the Series TH is 3.72% effective through May 4, 2006.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Distributions To Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                     2005             2004
                                 ============     ============
Distributions paid from:
   Ordinary income               $     42,667     $     75,220
   Tax exempt income               20,347,113       20,243,067
                                 ------------     ------------
Total distributions paid         $ 20,389,780     $ 20,318,287
                                 ============     ============


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 25


As of October 31, 2005, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                   $  3,739,296
Accumulated capital and other losses                (1,454,343)(a)
Unrealized appreciation/(depreciation)              22,209,130(b)
                                                  ------------
Total accumulated earnings/(deficit)              $ 24,494,083(c)
                                                  ------------

(a) On October 31, 2005, the Fund had a net capital loss carryforward of $1,454,343 of which $1,444,137 expires in the year 2011, and $10,206 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2005, the Fund utilized capital loss carryforwards of $2,385,306.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income and the realization for tax purposes of gain/losses on certain derivative instruments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information


26 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 27


The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal


28 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  Six Months
                                       Ended                                     January 28,
                                   April 30,        Year Ended October 31,        2002(b) to
                                        2006  ---------------------------------  October 31,
                                 (unaudited)        2005     2004(a)       2003         2002
                                 =============================================================
Net asset value,
   beginning of period              $  15.37    $  15.49    $  15.02    $  14.81    $  14.33
                                 -------------------------------------------------------------
Income from Investment
   Operations
Net investment income(c)(d)              .56        1.13        1.16        1.19         .74
Net realized and unrealized
   gain (loss) on investment
   transactions                          .01        (.05)        .42         .03         .60
Dividends to preferred
   shareholders from net
   investment income (common
   stock equivalent basis)              (.15)       (.20)       (.12)       (.13)       (.08)
                                 -------------------------------------------------------------
Net increase in net asset value
   from operations                       .42         .88        1.46        1.09        1.26
                                 -------------------------------------------------------------
Less: Dividends to common
   shareholders from
Net investment income                   (.50)      (1.00)       (.99)       (.87)       (.64)
Common stock offering costs               -0-         -0-         -0-         -0-       (.03)
Preferred stock offering costs
   and sales load                         -0-         -0-         -0-       (.01)       (.11)
                                 -------------------------------------------------------------
Net asset value, end of period      $  15.29    $  15.37    $  15.49    $  15.02    $  14.81
                                 =============================================================
Market value, end of period         $  16.00    $  14.78    $  14.18    $  13.71    $  13.48
                                 =============================================================
Premium (Discount)                      4.64%      (3.84)%     (8.46)%     (8.72)%     (8.98)%
Total Return
Total investment return
   based on:(e)
   Market value                        11.80%      11.57%      11.01%       8.36%      (5.92)%
   Net asset value                      2.74%       6.21%      10.69%       8.05%       8.14%
Ratios/Supplemental Data:
Net assets applicable to common
   shareholders, end of period
   (000's omitted)                  $313,272    $314,716    $317,099    $307,560    $303,258
Preferred Stock, at redemption
   value ($25,000 per share
   liquidation preference)
   (000's omitted)                  $195,000    $195,000    $195,000    $195,000    $195,000
Ratio to average net assets
   applicable to common
   shareholders of:
   Expenses, net of
      fee waivers(f)                     .98%(g)     .97%        .97%        .95%        .95%(g)
   Expenses, before
      fee waivers(f)                    1.38%(g)    1.37%       1.38%       1.36%       1.33%(g)
   Net investment income, before
      preferred stock dividends(d)(f)   7.35%(g)    7.29%       7.63%       7.88%       6.73%(g)
   Preferred stock dividends            1.91%(g)    1.28%        .80%        .89%        .76%(g)
   Net investment income, net of
      preferred stock dividends(d)      5.44%(g)    6.01%       6.84%       6.99%       5.97%(g)
Portfolio turnover rate                    5%         18%         14%         11%         13%
Asset coverage ratio                     261%        261%        263%        258%        255%


See footnote summary on page 31.


30 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was .00%.

(b) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(c)    Based on average shares outstanding.

(d)    Net of fees waived by the Adviser.

(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(f) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(g)    Annualized.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 31


The Annual Meeting of Stockholders of Alliance National Municipal Income Fund, common stock, was held on March 29, 2006. The results of this tabulation are as follows:

                                                                     Authority
                                                         Voted For    Withheld
                                 ---------------------------------------------
1.      Election of Directors    Class Two Nominee
                                 (term expires 2008):
                                 D. James Guzy          18,959,129     320,264

                                 Class Three Nominees
                                 (terms expire 2008):
                                 Marc O. Mayer          18,970,535     308,858
                                 Marshall C. Turner Jr. 18,975,299     304,094

The Annual Meeting of Stockholders of Alliance National Municipal Income Fund, preferred stock, was held on March 29, 2006. The results of this tabulation are as follows:

                                                                     Authority
                                                         Voted For    Withheld
                                 ---------------------------------------------
1.      Election of Directors    Class One Nominees
                                 (terms expire 2007):
                                 John H. Dobkin              7,251         573
                                 Michael J. Downey           7,251         573

                                 Class Two Nominee
                                 (term expires 200)
                                 D. James Guzy               7,251         573

                                 Class Three Nominees
                                 (terms expire 2008):
                                 Marc O. Mayer               7,251         573
                                 Marshall C. Turner Jr.      7,251         573


32 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Robert B. Davidson, III, Senior Vice President
Philip L.Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks, Vice President
Fred S. Cohen, Vice President
Terrance T. Hults, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent, Transfer
Agent and Registrar

The Bank of New York
100 Church Street
New York, NY 10286

Independent Registered Public
Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock:
Dividend Paying Agent,
Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance National Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 33


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;


34 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


    8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

    9. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

    10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

    11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

    12.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement, including their determinations that the Adviser should continue to be the investment adviser for the Fund and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate, were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 35


objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that a provision in the Advisory Agreement for the Fund provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. The directors noted that no reimbursements had been made to date by the Fund to the Adviser as no requests for such reimbursements had been made. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis for most of the open-end AllianceBernstein funds and result in a higher rate of total compensation from the funds to the Adviser than the stated fee rates in the funds' advisory agreements.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation methodology would be used to prepare profitability information for 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the


36 o Alliance National Municipal Income Fund


methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing performance of the Fund as compared to a group of 15 funds in its Lipper category selected by Lipper (the "Performance Group") for periods ended September 30, 2005 over the 1- and 3-year periods. Performance information for a larger universe of funds in its Lipper category selected by Lipper was not provided by Lipper in light of the relatively small size of the Fund's Lipper category. The directors also reviewed information prepared by the Adviser showing performance of the Fund as compared to the Lehman Brothers Municipal Bond Index (the "Index") for


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 37


periods ended September 30, 2005 over the year to date ("YTD"), 1- and 3-year and since inception periods (January 2002 inception). The directors noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1-year period and in the 3rd quintile in the 3-year period. The directors further noted that the Fund significantly outperformed the Index in all periods reviewed. The directors noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual advisory fees paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion. The directors noted that each of these fee schedules, if applied to the Fund, would result in a lower fee rate than that paid by the Fund pursuant to the Advisory Agreement.

The Adviser informed the directors that there are no institutional products offered by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income municipal). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment


38 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors noted that at their December 14-16, 2004 meetings, the directors had requested a reduction in the advisory fees of the Fund to the levels in accordance with the fee schedules for open-end funds and deferred renewal of the Fund's Advisory Agreement pending receipt and consideration of their request by the Adviser. At their February 7-10, 2005 meeting, the directors considered the adviser's position that no fee adjustments were warranted.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual advisory fees of 65.0 basis points was significantly lower than the medians for the Expense Group and Expense Universe. The directors noted that Lipper calculates the fee rate based on the Fund's net assets attributable to common stockholders, whereas the Fund's Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund's preferred stock). The directors also noted that the Fund's fee rate reflects a fee waiver arrangement that provides for the waiver amount to be gradually reduced over four years commencing after the fifth full year of operations of the Fund, and that the Fund commenced operations in January 2002. The directors further noted that the Fund's expense ratio was significantly lower than the Expense Group median and materially lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 39


Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


40 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
--------------------------------------------
Growth Funds
--------------------------------------------

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*
--------------------------------------------
Value Funds
--------------------------------------------

Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund
--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio
--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia
--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York
--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II
--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 41


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "Alliance NA." The Fund's NYSEtrading symbol is "AFB". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


42 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


NOTES


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 43


NOTES


44 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

ALLIANCE NATIONAL MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

ANMIF-0152-0406


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     -----------      ---------------------------------------------------------

     12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance National Municipal Income Fund, Inc.

By:      /s/ Marc O. Mayer
             ---------------
             Marc O. Mayer
             President


Date:    June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
             ---------------
             Marc O. Mayer
             President


Date:    June 28, 2006

By:      /s/ Mark D. Gersten
             ---------------
             Mark D. Gersten
             Treasurer and Chief Financial Officer


Date:    June 28, 2006